SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 18, 2003



                               ACTUANT CORPORATION
             (Exact name of Registrant as specified in its charter)


         Wisconsin                       1-11288             39-0168610
 (State or other jurisdiction       (Commission File        (I.R.S. Employer
    of incorporation)                    Number)             Identification No.)




                              6100 North Baker Road
                               Milwaukee, WI 53209

           Mailing address: P.O. Box 3241, Milwaukee, Wisconsin 53201
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (414) 352-4160

                               Actuant Corporation

                           Current Report on Form 8-K

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits:

         99.1 Press release issued by Actuant Corporation on June 18, 2003 announcing its results of operations for the third quarter of fiscal 2003 ended May 31, 2003.

Item 9. Regulation FD Disclosure (Information required by Item 12 of Form 8-K is being furnished under this Item 9).

         In accordance with Securities and Exchange Commission Release No. 33-8126, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure".

         On June 18, 2003, Actuant Corporation issued a press release announcing its results of operations for the third quarter of fiscal 2003 ended May 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

         The information in this Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference in any other filing under the Securities Exchange Act or Securities Act of 1933 except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

                                      SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                      ACTUANT CORPORATION
                                          (Registrant)


    Date: June 18, 2003               By:_/s/_Andrew_G._Lampereur_______________
                                      Andrew G. Lampereur
                                      Vice President and Chief Financial Officer
                                      (Duly authorized to sign on behalf of the
                                      Registrant)

Exhibit Index

Number   Description
------   -----------

99.1 Press release issued by Actuant Corporation on June 18, 2003 announcing its results of operations for the third quarter of fiscal 2003 ended May 31, 2003.